Mortgage Banking Activities (Tables)	12 Months Ended
Dec. 31, 2017
Mortgage Banking Activities [Abstract]
Analysis of Changes in Fair Value MSRs
Table 9.1 presents the changes in MSRs measured using the fair value method.

Table 9.1: Analysis of Changes in Fair Value MSRs

	Year ended December 31,
(in millions)	2017	2016	2015
Fair value, beginning of year	$12,959	12,415	12,738
Purchases	541	—	—
Servicing from securitizations or asset transfers (1)	2,263	2,204	1,556
Sales and other (2)	(23)	(65)	(9)
Net additions	2,781	2,139	1,547
Changes in fair value:
Due to changes in valuation model inputs or assumptions:
Mortgage interest rates (3)	(103)	543	247
Servicing and foreclosure costs (4)	96	106	(83)
Discount rates (5)	13	—	—
Prepayment estimates and other (6)	(132)	(84)	50
Net changes in valuation model inputs or assumptions	(126)	565	214
Changes due to collection/realization of expected cash flows over time	(1,989)	(2,160)	(2,084)
Total changes in fair value	(2,115)	(1,595)	(1,870)
Fair value, end of year	$13,625	12,959	12,415

(1)	Includes impacts associated with exercising our right to repurchase delinquent loans from GNMA loan securitization pools.

(2)
Includes sales and transfers of MSRs, which can result in an increase of total reported MSRs if the sales or transfers are related to nonperforming loan portfolios or portfolios with servicing liabilities.

(3)	Includes prepayment speed changes as well as other valuation changes due to changes in mortgage interest rates (such as changes in estimated interest earned on custodial deposit balances).

(4)	Includes costs to service and unreimbursed foreclosure costs.

(5)	Reflects discount rate assumption change, excluding portion attributable to changes in mortgage interest rates.

(6)
Represents changes driven by other valuation model inputs or assumptions including prepayment speed estimation changes and other assumption updates. Prepayment speed estimation changes are influenced by observed changes in borrower behavior and other external factors that occur independent of interest rate changes.

Analysis of Changes in Amortized MSRs
Table 9.2 presents the changes in amortized MSRs.

Table 9.2: Analysis of Changes in Amortized MSRs

	Year ended December 31,
(in millions)	2017	2016	2015
Balance, beginning of year	$1,406	1,308	1,242
Purchases	115	97	144
Servicing from securitizations or asset transfers	166	270	180
Amortization	(263)	(269)	(258)
Balance, end of year (1)	$1,424	1,406	1,308
Fair value of amortized MSRs:
Beginning of year	$1,956	1,680	1,637
End of year	2,025	1,956	1,680

(1)
Commercial amortized MSRs are evaluated for impairment purposes by the following risk strata: agency (GSEs) for multi-family properties and non-agency. There was no valuation allowance recorded for the periods presented on the commercial amortized MSRs.

Managed Servicing Portfolio
We present the components of our managed servicing portfolio in Table 9.3 at unpaid principal balance for loans serviced and subserviced for others and at book value for owned loans serviced.

Table 9.3: Managed Servicing Portfolio

(in billions)	Dec 31, 2017	Dec 31, 2016
Residential mortgage servicing:
Serviced for others	$1,209	1,205
Owned loans serviced	342	347
Subserviced for others	3	8
Total residential servicing	1,554	1,560
Commercial mortgage servicing:
Serviced for others	495	479
Owned loans serviced	127	132
Subserviced for others	9	8
Total commercial servicing	631	619
Total managed servicing portfolio	$2,185	2,179
Total serviced for others	$1,704	1,684
Ratio of MSRs to related loans serviced for others	0.88%	0.85

Mortgage Banking Noninterest Income
Table 9.4 presents the components of mortgage banking noninterest income.

Table 9.4: Mortgage Banking Noninterest Income

		Year ended December 31,
(in millions)		2017	2016	2015
Servicing income, net:
Servicing fees:
Contractually specified servicing fees		$3,603	3,778	4,037
Late charges		172	180	198
Ancillary fees		199	229	288
Unreimbursed direct servicing costs (1)		(582)	(819)	(625)
Net servicing fees		3,392	3,368	3,898
Changes in fair value of MSRs carried at fair value:
Due to changes in valuation model inputs or assumptions (2)	(A)	(126)	565	214
Changes due to collection/realization of expected cash flows over time		(1,989)	(2,160)	(2,084)
Total changes in fair value of MSRs carried at fair value		(2,115)	(1,595)	(1,870)
Amortization		(263)	(269)	(258)
Net derivative gains from economic hedges (3)	(B)	413	261	671
Total servicing income, net		1,427	1,765	2,441
Net gains on mortgage loan origination/sales activities		2,923	4,331	4,060
Total mortgage banking noninterest income		$4,350	6,096	6,501
Market-related valuation changes to MSRs, net of hedge results (2)(3)	(A)+(B)	$287	826	885

(1)	Includes costs associated with foreclosures, unreimbursed interest advances to investors, and other interest costs.

(2)	Refer to the analysis of changes in fair value MSRs presented in Table 9.1 in this Note for more detail.

(3)	Represents results from economic hedges used to hedge the risk of changes in fair value of MSRs. See Note 16 (Derivatives Not Designated as Hedging Instruments) for additional discussion and detail.

Analysis of Changes in Liability for Mortgage Loan Repurchase Losses
Table 9.5 summarizes the changes in our liability for mortgage loan repurchase losses. This liability is in “Accrued expenses and other liabilities” in our consolidated balance sheet and adjustments to the repurchase liability are recorded in net gains on mortgage loan origination/sales activities in “Mortgage banking” in our consolidated income statement. Because the level of mortgage loan repurchase losses depends upon economic factors, investor demand strategies and other external conditions that may change over the life of the underlying loans, the level of the liability for mortgage loan repurchase losses is difficult to estimate and requires considerable management judgment. We maintain regular contact with the GSEs, the Federal Housing Finance Agency (FHFA), and other significant investors to monitor their repurchase demand practices and issues as part of our process to update our repurchase liability estimate as new information becomes available.
Because of the uncertainty in the various estimates underlying the mortgage repurchase liability, there is a range of losses in excess of the recorded mortgage repurchase liability that is reasonably possible. The estimate of the range of possible loss for representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment, and a number of assumptions that are subject to change. The high end of this range of reasonably possible losses exceeded our recorded liability by $136 million at December 31, 2017, and was determined based upon modifying the assumptions (particularly to assume significant changes in investor repurchase demand practices) used in our best estimate of probable loss to reflect what we believe to be the high end of reasonably possible adverse assumptions.

Table 9.5: Analysis of Changes in Liability for Mortgage Loan Repurchase Losses

	Year ended December 31,
(in millions)	2017	2016	2015
Balance, beginning of year	$229	378	615
Assumed with MSR purchases (1)	10	—	—
Provision for repurchase losses:
Loan sales	24	36	43
Change in estimate (2)	(63)	(139)	(202)
Net reductions to provision	(39)	(103)	(159)
Losses	(19)	(46)	(78)
Balance, end of year	$181	229	378

(1)	Represents repurchase liability associated with portfolio of loans underlying mortgage servicing rights acquired during the period.

(2)	Results from changes in investor demand and mortgage insurer practices, credit deterioration and changes in the financial stability of correspondent lenders.